SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 17, 2010
Century Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-15752 (Commission File No.)	04-2498617 (IRS Employer Identification No.)

400 Mystic Avenue Medford, MA (Address of principal executive offices)	02155 (Zip Code)
(781) 391-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On May 11, 2010, Joseph P. Mercurio was elected to the Century Bancorp Inc. Board of Directors and the Century Bank and Trust Company Board of Directors.
     Mr. Mercurio is 61 years old and previously served as a director of Century Bancorp, Inc. and Century Bank and Trust Company from 1995 until 2005. Currently, Mr. Mercurio is Executive Vice President at Boston University and the University’s chief administrative officer. Mr. Mercurio’s experience as Executive Vice President at the university and expertise in the educational field, which is relevant to certain customer relationships of the Company, qualifies him to serve as director of the Company.

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.
/s/ William P. Hornby
William P. Hornby
Chief Financial Officer and Treasurer

Dated: May 17, 2010